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                                                                   Exhibit 10.24

                            FIFTH AMENDMENT AGREEMENT

     This Fifth Amendment Agreement (the "Agreement") is executed and entered into effective as of March 9, 1999 by and among Monitronics International, Inc., a Texas corporation (the "Company"), and the holders (the "Security Holders") of certain obligations and securities of the Company whose names appear on the signature pages to this Agreement.

                                    RECITALS:

     The Company and certain of the Security Holders are parties to, among other agreements, the following agreements (collectively, the "Existing Security Holder Agreements"): (i) Preferred Stock Subordination Agreement, dated as of May 10, 1996, as amended by that certain Amendment Agreement dated as of November 22, 1996 (the "First Amendment Agreement"), that certain Second Amendment Agreement dated as of May 19, 1997 (the "Second Amendment Agreement"), that certain Transfer, Assignment and Assumption Agreement and Third Amendment Agreement dated as of January 1, 1998 (the "Third Amendment Agreement"), and that certain Transfer, Assignment and Assumption Agreement and Fourth Amendment Agreement dated as of July 22, 1998 (the "Fourth Amendment Agreement," and collectively with the First Amendment Agreement, the Second Amendment Agreement and the Third Amendment Agreement, the "Previous Amendment Agreements") (as so amended, the "Preferred Subordination Agreement"); (ii) Amended and Restated Co-Sale Agreement, dated May 10, 1996, as amended by the Previous Amendment Agreements (as so amended, the "Hull Co-Sale Agreement") among the Company, CRL, Austin Ventures and James R. Hull ("Hull"); and (iii) Amended and Restated Co-Sale Agreement, dated May 10, 1996, as amended by the Previous Amendment Agreements (as so amended, the "Sherman Co-Sale Agreement") among the Company, CRL, Austin Ventures and Robert N. Sherman.

     The Company and certain of the Security Holders have entered into a Series C Preferred Stock Purchase Agreement, dated as of February 22, 1999 (the "Series C Purchase Agreement"), providing, among other things, for the purchase by certain Security Holders of 1,409,375 shares of Series C Preferred Stock of the Company (the "Purchasers"). Terms defined in the Series C Purchase Agreement or in the Articles of Incorporation of the Company, as amended (the "Articles of Incorporation"), and not otherwise defined herein are used herein with the same meanings as defined in the Series C Purchase Agreement or in the Articles of Incorporation, as applicable.

     As a result of the transactions contemplated by the Series C Purchase Agreement, the parties hereto desire to amend the Existing Security Holder Agreements.

     In consideration of the premises and the agreements herein contained, and intending to be bound hereby, the parties hereby agree as follows:

     1. Addition of Purchasers as Parties to the Existing Security Holder Agreements. The parties to this Agreement hereby consent to and approve of the addition of the Purchasers as parties to the Preferred Subordination Agreement, the Hull Co-Sale Agreement and the Sherman Co-Sale Agreement, and acknowledge and agree that such Purchasers shall be bound by all of the terms and conditions of such agreements, as amended hereby and as from time to time in

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effect, and that such terms and conditions shall inure to the benefit of the
Purchasers. Notwithstanding the foregoing, Windward may transfer and sell shares of Series C Preferred Stock to Bear, Steams & Co., Inc. or one or more of its affiliates, as the case may be (collectively, "Bear"), without any restriction under paragraph IA of the Hull Co-Sale Agreement or the Sherman Co-Sale Agreement. In the event Windward transfers Series C Preferred Stock to Bear, Bear shall be deemed a Purchaser for purposes of this Agreement and shall be bound by all of the terms and conditions of this Agreement, and prior to registration of any such transfer on the books of the Company, Bear shall execute an agreement with the parties hereto agreeing to be bound hereby.

     2. Amendments to Existing Security Holder Agreements.

     (a) That the Preferred Subordination Agreement shall be amended by amending the definitions of the terms "Notes," "Preferred Stock" and "Purchase Agreement" to read in their entirety as follows:

     "Notes" shall mean the 12.0% Senior Subordinated Notes due June 30, 2006 issued by the Company pursuant to the Purchase Agreement, and any notes issued in exchange therefor or in replacement thereof, as the same may be amended, modified or supplemented from time to time.

     "Preferred Stock" shall mean the Company's preferred stock, $.0l par value per share, as authorized by the Company's Articles of Incorporation as filed and in effect on March 9, 1999, and as the same may be amended from time to time.

     "Purchase Agreement" shall mean the Senior Subordinated Note and Warrant Purchase Agreement dated as of May 10, 1996 by and among the Company and the Purchasers, as supplemented and modified by (i) the Senior Subordinated Note and Warrant Purchase Agreement dated as of November 22, 1996 and (ii) the Senior Subordinated Note and Warrant Purchase Agreement dated as of May 19, 1997, as amended by that certain Amendment dated as of March 13, 1998 and that certain Second Amendment dated as of January 13, 1999, and as such agreement may be further amended, modified or supplemented from time to time.

     (b) That (i) all references to "Underlying Common Stock" in the Hull Co-Sale Agreement and the Sherman Co-Sale Agreement shall be deemed to include the shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock, (ii) all references to "Purchasers" in the Hull Co-Sale Agreement and the Sherman Co-Sale Agreement shall be deemed to include the Purchasers, and (iii) all references to "Preferred Stock" in the Hull Co-Sale Agreement and the Sherman Co-Sale Agreement shall be deemed to include the Series C Preferred Stock.

     (c) That each of the Hull Co-Sale Agreement and the Sherman Co-Sale Agreement shall be amended so that paragraph 3B(a) of each such agreement is hereby deleted in its entirety and replaced by the following:

     "This Agreement shall terminate upon the earlier to occur of (i)(A) the written agreement of the holders of at least 66 2/3% of the Series C Preferred Stock,

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     (B) the holders of at least 66 2/3% of the Underlying Common Stock then outstanding and (C) the holders of at least 66 2/3% of the Common Stock issued and issuable upon exercise of the Warrants, (ii) the acquisition by a single purchaser of all of the issued and outstanding shares of the Common Stock, Series C Preferred Stock, Warrants, Warrant Shares and the Underlying Common Stock or (iii) the closing of a Qualified Public Offering (as defined in the Series C Purchase Agreement)."

     3. Miscellaneous.

     (a) Effect. Except as amended hereby, the Existing Security Holder Agreements shall remain in full force and effect.

     (b) Descriptive Headings. The descriptive headings in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (c) Consents. Subject to compliance by the Purchasers with the terms of this Agreement, each of the parties hereto (i) consents to the issuance of the Shares of Series C Preferred Stock to the Purchasers pursuant to the terms of the Series C Purchase Agreement and the adoption of the Articles of Amendment, and (ii) agrees that such issuance and adoption will not constitute a breach or default under any of the Series A Purchase Agreement, the Series B Purchase Agreement, the Note Agreement or the Credit Agreement.

     (d) Governing Law. The construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Texas without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas

     (e) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart. Facsimile signatures shall be accepted for all purposes as original signatures.

                            [Signature Pages Follow]

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     IN WITNESS WHEREOF, this Fifth Amendment Agreement has been executed by the parties hereto as of the day and year first above set forth.

                                    COMPANY:
                                    Monitronics International Inc.


                                    By: /s/ James R. Hull
                                        ----------------------------------------
                                            James R. Hull, President


                                    SECURITY HOLDERS:

                                    Austin Ventures III-A, L.P.

                                    By: AV Partners III, L.P.,
                                        Its General Partner


                                    By:
                                        ----------------------------------------
                                        Blaine F. Wesner,
                                        Authorized Signatory


                                    Austin Ventures 111-B, L.P.

                                    By: AV Partners III, L.P.,
                                        Its General Partner


                                    By:
                                        ----------------------------------------
                                        Blaine F. Wesner,
                                        Authorized Signatory


                                    Austin Ventures V, L.P.

                                    By: AV Partners V, L.P.,
                                        Its General Partner


                                    By
                                        ----------------------------------------
                                        Blaine F. Wesner,
                                        General Partner

                                SIGNATURE PAGE TO
                            FIFTH AMENDMENT AGREEMENT

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     IN WITNESS WHEREOF, this Fifth Amendment Agreement has been executed by the parties hereto as of the day and year first above set forth.

                                    COMPANY:

                                    Monitronics International, Inc.


                                    By:
                                        ----------------------------------------
                                        James R. Hull, President


                                    SECURITY HOLDERS:

                                    Austin Ventures III-A, L.P.

                                    By: AV Partners III, L.P.,
                                        Its General Partner


                                    By: /s/ Blaine F. Wesner
                                        ----------------------------------------
                                        Blaine F. Wesner,
                                        Authorized Signatory


                                    Austin Ventures III-B, L.P.

                                    By: AV Partners III, L.P.,
                                        Its General Partner


                                    By: /s/ Blaine F. Wesner
                                        ----------------------------------------
                                        Blaine F. Wesner,
                                        Authorized Signatory


                                    Austin Ventures V, L.P.

                                    By: AV Partners V, L.P.,
                                        Its General Partner


                                    By: /s/ Blaine F. Wesner
                                        ----------------------------------------
                                        Blaine F. Wesner
                                        General Partner

                                SIGNATURE PAGE TO
                            FIFTH AMENDMENT AGREEMENT

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                                    Austin Ventures V Affiliates Fund, L.P.

                                    By: AV Partners V, L.P.,
                                        Its General Partner


                                    By: /s/ Blaine F. Wesner
                                        ----------------------------------------
                                        Blaine F. Wesner,
                                        General Partner


                                    Capital Resource Lenders II, L.P.

                                    By: Capital Resource Partners II, L.P.
                                        Its General Partner


                                    By: /s/ Robert C. Ammern
                                        ----------------------------------------

                                        Managing Partner,
                                        ----------------
                                        General Partner


                                    Hull Family Limited Partnership

                                    By: James R. Hull Management Trust
                                        Its General Partner


                                    By: /s/ James R. Hull
                                        ----------------------------------------
                                        James R. Hull, Trustee


                                    /s/ Robert N. Sherman
                                    --------------------------------------------
                                    Robert N. Sherman


                                    /s/ Michael Meyers
                                    --------------------------------------------
                                    Michael Meyers


                                    /s/ Stephen Hedrick
                                    --------------------------------------------
                                    Stephen Hedrick


                                    /s/ Michael Gregory
                                    --------------------------------------------
                                    Michael Gregory

                                SIGNATURE PAGE TO
                            FIFTH AMENDMENT AGREEMENT

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                                    PURCHASERS:

                                    Windward Capital Partners II, L.P.


                                    By: Windward Capital GP II, LLC,
                                        Its General Partner


                                    By: /s/ Peter S. Macdonald
                                        ----------------------------------------
                                        Peter S. Macdonald,
                                        Managing Member


                                    Windward Capital LP II, LLC


                                    By: /s/ Peter S. Macdonald
                                        ----------------------------------------
                                        Peter S. Macdonald,
                                        Managing Member


                                    Capital Resource Lenders II, L.P.


                                    By: Capital Resources Partners II, L.P.
                                        Its General Partner


                                    By: /s/ Robert C. Ammern
                                        ----------------------------------------

                                        Managing Partner,
                                        ----------------
                                        General Partner

                                SIGNATURE PAGE TO
                            FIFTH AMENDMENT AGREEMENT